UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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Central Federal Corporation

(Name of Registrant as Specified In Its Charter)

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2923 Smith Road	Fairlawn, Ohio 44333	(330) 666-7979

April 19, 2011

Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Central Federal Corporation which will be held at Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio, on Thursday, May 19, 2011 at 10:00 a.m., local time.

The attached notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Crowe Horwath LLP, the Company’s independent registered public accounting firm, will be present at the Meeting to respond to any questions stockholders may have regarding the business to be transacted. In addition, the Meeting will include management’s report on the Company’s financial performance for 2010. Attendance at the Meeting is limited to stockholders of record as of the close of business on April 8, 2011, their duly appointed proxies and guests of management.

The Board of Directors of Central Federal Corporation has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders, and the Board unanimously recommends that you vote “FOR” each of the proposals identified in the accompanying proxy statement.

Your vote is very important. Whether or not you expect to attend the Meeting, please read the enclosed proxy statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy card.

On behalf of the Board of Directors and all of the employees, thank you for your continued interest and support.

Sincerely yours,

Eloise L. Mackus
Chief Executive Officer, General Counsel and Corporate Secretary

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held on May 19, 2011
PROXY STATEMENT
VOTING PROCEDURES AND ATTENDING THE MEETING
CORPORATE GOVERNANCE
PROPOSAL 1 ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
PROPOSAL 2 NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCK OWNERSHIP

2923 Smith Road
Fairlawn, Ohio 44333

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 19, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Central Federal Corporation will be held Thursday, May 19, 2011 at the Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio at 10:00 a.m., local time.

The purpose of the Meeting is to consider and vote upon the following matters:

1.	The election as Directors of the two nominees for terms of three years each, or until their successors are elected and qualified;

2.	The approval, in a non-binding advisory vote, of the compensation of executives disclosed in the proxy statement;

3.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the Company for the year ending December 31, 2011; and

4.	Such other matters as may properly come before the Meeting. The Board of Directors is not currently aware of any other business to come before the Meeting.

Record holders of the common stock of Central Federal Corporation at the close of business on April 8, 2011 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) or postponement(s) of the Meeting. The Meeting may, for example, be adjourned to permit the Company to solicit additional proxies in the event that there are insufficient shares present or represented at the Meeting for a quorum or insufficient votes to approve or ratify any of the aforementioned proposals at the time of the Meeting. A list of stockholders entitled to vote will be available at the Meeting and for the ten days preceding the Meeting at CFBank, 2923 Smith Road, Fairlawn, Ohio 44333.

By the Order of The Board of Directors

Eloise L. Mackus
Chief Executive Officer, General Counsel and
Corporate Secretary

Fairlawn, Ohio
April 19, 2011

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Central Federal Corporation (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at Fairlawn Country Club, 200 North Wheaton Road, Fairlawn, Ohio, at 10:00 a.m. local time on May 19, 2011, and at any and all postponements or adjournments thereof. Your vote is very important. This proxy statement, proxy card and 2010 Annual Report are being first sent or given on or about April 19, 2011 to stockholders of record at the close of business on April 8, 2011. The Board of Directors encourages you to read this proxy statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting. This proxy statement and the form of proxy card and 2010 Annual Report are also available at www.CFBankonline.com/secproxy. The Company’s principal executive offices are located at 2923 Smith Road, Fairlawn, Ohio 44333.

VOTING PROCEDURES AND ATTENDING THE MEETING

WHO MAY ATTEND THE MEETING?

If you are a stockholder of record as of the close of business on April 8, 2011, you are entitled to attend the Meeting. Please note, however, that if you hold your shares in street name (i.e., you are a beneficial owner of shares of Company common stock that are held by a broker, bank or other nominee), you will need proof of ownership to be admitted to the Meeting. See HOW DO I VOTE and MUST I VOTE BY PROXY OR MAY I VOTE IN PERSON AT THE ANNUAL MEETING?

WHO IS ENTITLED TO VOTE?

You are entitled to vote your shares of common stock if the Company’s records show that you held your shares as of the close of business on April 8, 2011. As of the close of business on that date, a total of 4,127,798 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented at the Meeting, except that, as provided in the Company’s Certificate of Incorporation, record holders of common stock that is beneficially owned, either directly or indirectly, by a person (either a natural person or an entity) who, as of the close of business on April 8, 2011, beneficially owned a total number of shares of common stock in excess of 10% of the outstanding shares of common stock (the “10% limit”) are not entitled to any vote of their shares that are in excess of the 10% limit, and those shares are not treated as outstanding for voting purposes.

A person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.

As of the record date, April 8, 2011, there were three persons that were known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock, and there was no person known to the Company to be subject to the 10% limit. See SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS on page 17 of this proxy statement.

HOW DO I VOTE?

If you were a stockholder of record as of April 8, 2011, you may vote in person by attending the Meeting or you may vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. If you hold your shares through a broker, bank or other nominee, you are considered to hold your shares in “street name,” and you will receive separate instructions from the nominee describing how to vote your shares. Please note that if you hold your shares in street name and wish to vote those shares in person at the Meeting, you will need to obtain a written proxy from the broker, bank or other nominee that holds those shares for you.

MUST I VOTE BY PROXY OR MAY I VOTE IN PERSON AT THE ANNUAL MEETING?

You may vote in person at the Meeting if you are a stockholder of record and you provide at the Meeting the identification required for admission. To be admitted at the Meeting, you may need to present personal photo identification. If your shares are held in street name (i.e., the shares are not registered in your name), you must (1) bring personal photo identification and proof of stock ownership to the Meeting to be admitted, and (2) obtain and bring with you to the Meeting a proxy from your broker, bank or other institution in whose name your shares are held in order to vote those shares at the Meeting. A copy of your account statement or a letter from your broker, bank or other institution reflecting the number of shares of common stock you owned as of April 8, 2011 constitutes adequate proof of stock ownership.

WHAT ARE THE MATTERS TO BE PRESENTED?

Three proposals will be presented for you to consider and vote on at the Meeting:

1) the election as directors of the two nominees;

2) to approve, in a non-binding advisory vote, the compensation of executives disclosed in this proxy statement; and

3) ratification of the appointment of the independent registered public accounting firm for 2011.

WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

The Board of Directors unanimously recommends that you vote:

•	“FOR” EACH NOMINEE TO THE BOARD OF DIRECTORS;

•	“FOR” THE APPROVAL OF THE COMPENSATION OF EXECUTIVES AS DISCLOSED IN THIS PROXY STATEMENT; AND

•	“FOR” RATIFICATION OF CROWE HORWATH LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2011 FISCAL YEAR.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

In voting on the election of directors (Proposal 1), you may vote in favor of any or all of the nominees or withhold authority to vote for any or all of the nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes (see definition below) will have no effect on the outcome of the election.

In voting on the approval of the executive compensation (Proposal 2), the ratification of Crowe Horwath LLP as independent registered public accounting firm for the Company (Proposal 3) and all other matters that may properly come before the Meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under the Company’s Bylaws, an affirmative vote of the holders of a majority of the votes cast at the Meeting is required to approve these proposals. Shares in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast, and, accordingly, such shares will have no effect on the outcome. Abstentions and broker non-votes (see definition below) are not counted as votes for or against these proposals and will have no effect on the outcome of these proposals.

IS THE BOARD OF DIRECTORS AWARE OF ANY OTHER MATTERS THAT WILL BE PRESENTED AT THE ANNUAL MEETING?

The Company is not aware of any other matters to be presented at the Meeting. If any matters not described in this proxy statement are properly presented at the Meeting, the persons named in the proxy card will use his or her best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Meeting in order to solicit additional proxies.

WHAT IS A BROKER NON-VOTE?

A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A quorum exists if a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) at the Meeting is present in person or represented by proxy at the Meeting. The Meeting will be held if a quorum exists at the Meeting. If you return valid proxy instructions or attend the Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining a quorum. If there are not sufficient shares present or represented by proxy at the Meeting to provide a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

You may revoke your proxy at any time before the vote is taken at the Meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the Meeting, deliver to the Company another proxy that bears a later date, or attend the Meeting and vote your shares in person. Attendance at the Meeting will not in itself revoke your proxy. If your shares are held in street name and you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank. Please note that if the Meeting is postponed or adjourned, your shares may be voted by the persons named on the proxy card on the new Meeting date as well, unless you have revoked your proxy.

WHO WILL COUNT THE VOTE?

The Company’s transfer agent, Registrar and Transfer Company, will tally the vote, which will be certified by an independent Inspector of Election. The Board of Directors has designated John A. Lende, Vice President and Controller of the Company, to act as the Inspector of Election. Mr. Lende is an officer of the Company, an officer and employee of the Company’s wholly owned operating subsidiary, CFBank, a federally chartered savings association, and an officer of two other wholly owned subsidiaries of the Company, for one of which subsidiaries he also serves as a director. After the final adjournment of the Meeting, the proxies will be returned to the Company.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on May 19, 2011.

The Proxy Statement, Form of Proxy and 2010 Annual Report are available at
www.CFBankonline.com/secproxy.

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

The Board of Directors of the Company has determined that all of its directors are “independent directors,” as that term is defined by applicable listing standards of the NASDAQ Marketplace Rules and by the Securities and Exchange Commission. The directors are Jeffrey W. Aldrich, Thomas P. Ash, William R. Downing, Gerry W. Grace and Jerry F. Whitmer.

The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. As required by the NASDAQ Marketplace Rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its management.

BOARD LEADERSHIP STRUCTURE

The Board of Directors has placed the responsibilities of Chairman with an independent nonexecutive member of the Board, which we believe provides better accountability between the Board and our management team. We believe it is beneficial to have an independent Chairman whose sole responsibility to us is leading our Board members as they provide leadership to our executive team. Our Chairman is responsible for providing leadership to the Board of Directors and facilitating communication among the directors; setting the Board meeting agendas in consultation with the Chief Executive Officer; and presiding at Board meetings, executive sessions and stockholder meetings. This delineation of duties allows the Chief Executive Officer to focus her attention on managing the day-to-day business of the Company. We believe this structure provides strong leadership for our Board of Directors while positioning our Chief Executive Officer as the leader of the Company in the eyes of our customers, employees, stockholders and other stakeholders. The independent directors meet without management in attendance twice annually, with our non-executive Chairman of the Board chairing the meetings.

BOARD ROLE IN RISK OVERSIGHT

The Board of Directors is responsible for consideration and oversight of risks facing the Company and CFBank and is responsible for ensuring that material risks are identified and managed appropriately. The Audit Committee meets at least eight times annually and with management for a portion of each meeting in order to review our major financial risk exposures and the steps management is taking to monitor and control such exposures. Directors also serve on committees that focus on major areas of risk in the Company and CFBank that include loans and compensation. Directors discuss risk and risk mitigation strategies with management within these committees. All risk oversight discussions are included in committee and other reports to the full Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company holds four regular meetings annually and special meetings as called from time to time under the Bylaws of the Company. During fiscal 2010, the Company’s Board of Directors held ten meetings, six of which were special meetings, and the independent directors held two meetings without management present. The Board of Directors of CFBank has the same composition as the Board of the Company and holds regular meetings monthly and special meetings as called from time to time under the Bylaws of the Bank. During fiscal 2010, CFBank’s Board of Directors held fourteen meetings, two of which were special meetings. No director during the period he served attended less than 75% of the Company Board of Directors’ meetings, CFBank Board meetings, and any committees on which he served.

The Company Board of Directors’ principal standing committees during fiscal 2010 were the Audit Committee, the Compensation and Management Development Committee, and the Corporate Governance and Nominating Committee. Information regarding the functions of the Board of Directors’ committees, their present membership and the number of meetings held by each committee during fiscal 2010 is set forth below. All committees operate under formal written charters adopted by the Board of Directors.

AUDIT COMMITTEE.  The Audit Committee is appointed by the Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and of our independent registered public accounting firm, and any other areas of potential financial risk to the Company as specified by its Board of Directors. The Audit Committee also is responsible for the appointment, retention and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by the independent registered public accounting firm, and for the review and approval, on an ongoing basis, of all related-party transactions for potential conflict-of-interest situations. The Audit Committee Report appears on page 8 of this proxy statement.

During fiscal 2010, the members of the Audit Committee were Thomas P. Ash (Chair), Gerry W. Grace and Jerry F. Whitmer. All members of the Audit Committee (i) are independent as defined under Rule 4200(a)(15) of the NASDAQ Marketplace Rules; (ii) meet the criteria for independence set forth in Securities and Exchange Commission Rule 10A-3(b)(1); (iii) have not participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years; and (iv) are able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement. Additionally, Thomas P. Ash has employment and executive experience that results in his financial sophistication, enabling him to be the Audit Committee’s financial expert. Further, the Board of Directors has determined that all of the members of the Audit Committee are able to read and understand fundamental financial statements within the meaning of the NASDAQ Audit Committee requirements. The Board of Directors believes that by satisfying the requirements of the NASDAQ listing standards with a member of the Audit Committee who has the requisite financial sophistication qualification, coupled both with employment experience and with the industry experience each committee member has as a result of his substantial tenure on the Board, the Audit Committee has the financial expertise necessary to fulfill the duties and obligations of the Committee. During fiscal 2010, the Audit Committee held eight meetings.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE.  The Committee has overall responsibility for reviewing, evaluating and approving the director and officer compensation plans, policies and programs of the Company and CFBank. The Compensation and Management Development Committee is responsible for administering our equity compensation plans and for establishing compensation and benefits for the Chief Executive Officer.

During fiscal 2010, the members of the Compensation and Management Development Committee were William R. Downing (Chair), Thomas P. Ash and Jerry F. Whitmer. All members of the Committee are independent as defined under the NASDAQ Marketplace Rules. During fiscal 2010, the Compensation and Management Development Committee held three meetings.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.  The Committee is responsible for identifying individuals qualified to serve as Board members and recommending to the Board of Directors the director nominees for election or appointment to the Board. The Corporate Governance and Nominating Committee has not formalized its nomination review practices into a written policy. The Committee periodically reviews the size and composition of the Board of Directors and determines whether to add or replace directors. The Corporate Governance and Nominating Committee may employ professional search firms, for which the Company would pay a fee to assist in identifying potential members of the Board of Directors with the desired skills and disciplines. Final approval of director nominees is determined by the full Board of Directors, based on the recommendation of the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee recommends candidates, including incumbents, for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s Certificate of Incorporation and Bylaws, based on the criteria the Committee deems appropriate, which may include: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

Nominations, other than those made by the Board of Directors after its review of the recommendations of the Corporate Governance and Nominating Committee, must be made by timely notice in writing to the Corporate Secretary as set forth in Article I, Section 6(c) of the Company’s Bylaws. In general, to be timely, a stockholder’s notice must be received by the Company not less than ninety days before the date of the scheduled annual meeting; however, if less than one hundred days’ notice or prior disclosure of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth day following the day on which notice or prior disclosure of the date of the scheduled annual meeting was made. The stockholder’s notice must include all the information set forth in Article I, Section 6(c) of the Company’s Bylaws, which includes the following:

(i)	As to each person whom a stockholder proposes to nominate for election as a director:

•	All information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii)	As to the stockholder giving the notice:

•	The name and address of the stockholder as they appear on the Company’s books; and

•	The class and number of shares of the Company’s capital stock that are beneficially owned by the stockholder.

The description above is a summary of the Company’s nominating process. Any stockholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company’s Certificate of Incorporation and Bylaws, the Security and Exchange Commission’s proxy rules, and Delaware law. During fiscal 2010, the members of the Corporate Governance and Nominating Committee were Jerry F. Whitmer (Chair), Jeffrey W. Aldrich and Gerry W. Grace. All members of the Committee are independent as defined in the NASDAQ Marketplace Rules. The Corporate Governance and Nominating Committee met twice during fiscal 2010.

COMMITTEE CHARTERS.  The full responsibilities of the Audit, Compensation and Management Development, and Corporate Governance and Nominating Committees are set forth in their charters, which are posted in the Investor Relations section of our website at www.cfbankonline.com.

CODE OF ETHICS AND BUSINESS CONDUCT.  The Board of Directors has adopted a Code of Ethics and Business Conduct, which applies to all of our directors, officers and employees, including directors, officers and employees of our subsidiaries and other affiliates. Our Code of Ethics and Business Conduct is posted in the Investor Relations section of our website at www.cfbankonline.com.

BOARD MEMBER ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS.  Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. All of our directors except Jeffrey W. Aldrich attended last year’s annual meeting of stockholders.

PROPOSAL 1 ELECTION OF DIRECTORS

The number of directors is fixed at five. Two directors, Mr. Downing and Mr. Grace, have been nominated to be elected to hold office until the Annual Meeting in 2014 or until his successor is duly qualified and elected. Should any nominee decline or be unable to accept such nomination or be unable to serve, an event which the Board of Directors does not now expect, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees. In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you have withheld authority.

All nominees currently are directors of the Company. There are no family relationships among any of the directors and executive officers. No directors hold directorships in other public or registered investment companies. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

The Board of Directors codified standards for directors in the Board’s Corporate Governance Guidelines. These guidelines provide that the Board of Directors should encompass, among other things, a diverse range of viewpoints, backgrounds, experiences and demographics sufficient to build a Board that is effective, collegial and responsive to the Company’s operations and interests. The Corporate Governance Guidelines also provide that Board membership be based on judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business as well as on business or other relevant experience. Further, at all times a majority of the Board must be “independent directors,” as defined from time to time by the listing requirements of the Nasdaq® Stock Market, Inc. and any specific requirements established by the Board. Each director also is expected to:

•	provide loyalty, direction and oversight to the business and management of the Company;

•	establish strategic direction of the Company;

•	exercise business judgment in the best interests of the Company;

•	review at least annually a management succession plan to ensure continuity in senior management;

•	evaluate the principal executive officer;

•	review and evaluate significant transactions;

•	possess sufficient familiarity with the Company’s principal operational and financial objectives and plans to ensure active and effective participation in the deliberations of the Board of Directors and each committee on which the director serves; and

•	possess the capacity to obtain a basic understanding of the Company’s results of operations and financial condition.

The Corporate Governance Guidelines are posted in the Investor Relations section of our website at www.cfbankonline.com.

The following is information regarding each nominee and each director continuing in office. Unless otherwise stated, each employed individual has held his current occupation for at least five years.

NOMINEES
William R. Downing has been President of R.H. Downing, Inc., an automotive supply, sales and marketing agency in Akron, Ohio, since June 1973. He is also Chairman and Chief Executive Officer of JohnDow Industries, Inc., a manufacturer and distributor of lubrication and fluid handling equipment, which he founded in 1988, and Chairman of Dowco, LLC, a manufacturer and processor of tire cord for use in the power transmission belt industry, which he acquired in 2006. He does not serve, and has not served in the last five years, on the board of directors of any other public company. Mr. Downing is the only director currently involved in the manufacturing industry and is able to bring his success as a businessman and his business judgment to activities on the Board of Directors. Age 65. Director since 2003.

Gerry W. Grace, retired, was President of Grace Services, Inc., a weed and pest control company located in Canfield, Ohio, from April 1980 through 2005. He was the Chairman of CFBank, then known as Central Federal Savings & Loan Association of Wellsville, from 1994 to early 2003, and the Chairman of Central Federal Corporation, then known as Grand Central Financial Corp., from 1998 to early 2003. Mr. Grace also served as a Trustee of Ellsworth Township, Ohio from 1976 through 2005. He does not serve, and has not served in the last five years, on the board of directors of any other public company. Mr. Grace is well known to many long-standing stockholders of the Company and customers of CFBank. His long-term management of a local business organization and his many years of public service at the local level give him a solid basis for understanding the needs of community bank clients. Age 72. Director since 1986.

CONTINUING DIRECTORS
Jeffrey W. Aldrich, retired, was President and Chief Executive Officer of Sterling China Co., a dishware manufacturing company in Wellsville, Ohio, from November 1970 through 2005. His many years as a senior executive of a local business allow him to bring important perspective to the Board in connection with its oversight of the Company’s relationships with local business customers, plus he does not serve, and has not served in the last five years, on the board of directors of any other public company. He now resides in Columbus, Ohio, and so has perspective on both the Columbiana County and Franklin County constituencies. Age 68. Director since 1979. Current term as director expires on the date of the Annual Meeting in 2012.

Thomas P. Ash has been Director of Governmental Relations at the Columbus, Ohio-based Buckeye Association of School Administrators since August 2005. Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005. Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999. As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervising and directing financial staff members, implementing and complying with U.S. generally accepted accounting principles (GAAP) reporting requirements, and developing internal controls. He does not serve, and has not served in the last five years, on the board of directors of any other public company. Mr. Ash’s public-sector and advocacy experience, both on the local level in Columbiana County and on the state level, lends a perspective unique to the Board of Directors. Age 61. Director since 1985. Current term as director expires on the date of the Annual Meeting in 2013.

Jerry F. Whitmer is Of Counsel to Brouse McDowell, LPA, a law firm headquartered in Akron, Ohio, where he was a shareholder from 1971 through 2005. Mr. Whitmer served as Managing Partner of the firm from 1997 through 2005. He is a shareholder and officer of Mutual Oil & Gas Company, which invests in a corporation engaged in the drilling and operation of oil and gas wells. He does not currently hold, and has not held within the last five years, a director position with any other public company, although more than five years ago he was a director for another publicly traded financial institution. Mr. Whitmer’s professional service background, primarily in northeast Ohio, permits him to provide insights from the perspective of one who has consistently advised financial institution and other commercial clients, including borrowers. Age 75. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2013.

AUDIT COMMITTEE REPORT
The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq® Stock Market, Inc. The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with GAAP. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and representatives of the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm that firm’s independence. In concluding that the accountants are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with representatives of the Company’s independent registered public accounting firm the overall scope of plans for their audit. The Audit Committee meets with such representatives, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has a primary responsibility for financial statements and reports, and of the independent registered public accounting firm which, in its report, expresses an opinion on the conformity of the Company’s financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is, in fact, “independent.”

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved the selection of the Company’s independent registered public accounting firm.

Thomas P. Ash, Chairman, Gerry W. Grace and Jerry F. Whitmer

COMMUNICATIONS WITH DIRECTORS
The Board of Directors has adopted a process by which stockholders and other interested parties may communicate with the Board, any individual director, any committee chair or the non-management directors as a group by e-mail or regular mail. Communications by e-mail should be sent to EllyMackus@CFBankmail.com. Communications by regular mail should be sent to the attention of the Board of Directors; any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; Chair, Corporate Governance and Nominating Committee or to the Non-Management Directors, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. Management will pass on all communications received to the appropriate director or directors.

DIRECTORS’ COMPENSATION
DIRECTORS’ FEES.  Each director is paid an annual retainer in the amount of $15,000, which includes a retainer of $3,000 for service as a director of the Company and a retainer of $12,000 for service as a director of CFBank. The Chairman of the Board receives an additional $9,500 per year, and the Audit Committee Chairman, who is also the Committee’s financial expert, receives an additional $3,000 per year. The Chairman of the Board received an additional $40,000 during the period June through December 2010.

STOCK BASED COMPENSATION PLANS.  The Company maintains the 2009 Equity Compensation Plan for the benefit of employees and outside directors of the Company and CFBank. For more information on this plan, see Note 15 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2010.

DIRECTOR COMPENSATION TABLE.  The following table summarizes compensation paid to each director who is not a named executive officer during the year ended December 31, 2010. Director compensation for Mr. Allio, the former Chairman of the Board and Chief Executive Officer, is included in the Summary Compensation Table.

	Director Compensation for 2010
	Fees Earned
	or Paid in	All Other
Name	Cash ($) (1)	Compensation ($) (2)	Total ($)

Jerry F. Whitmer	$60,542	$—	$60,542
Jeffrey W. Aldrich	15,000	4,306	19,306
Thomas P. Ash	18,000	1,233	19,233
William R. Downing	15,000	—	15,000
Gerry W. Grace	15,000	—	15,000

(1)	The “Fees Earned” column for Mr. Ash includes $3,000 in fees related to service as the Audit Committee Chairman, and for Mr. Whitmer, $45,542 in fees related to service as Chairman of the Board.

(2)	The amounts shown in the “All Other Compensation” column represent costs associated with life insurance benefits for Messrs. Aldrich and Ash.

As of December 31, 2010, each director had a total of 600 options outstanding scheduled to vest on October 31, 2011, and a total of 5,000 options outstanding. No director held any unvested restricted stock awards. No stock or option awards were granted in 2010.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE.  The following table summarizes compensation for our Chief Executive Officer, our two most highly compensated executive officers other than the CEO and the former Chief Executive Officer for the years ended December 31, 2010 and 2009.

Summary Compensation Table for 2010

			Stock	Option	All Other
Name and Principal			Awards	Awards	Compensation
Position	Year	Salary ($)	($) (1)	($) (2)	($) (3)	Total ($)

Eloise L. Mackus	2010	159,167	21,750	7,597	2,248	190,762
Chief Executive Officer,	2009	120,000	—	—	2,340	122,340
General Counsel and Corporate Secretary
Therese A. Liutkus	2010	154,167	21,750	7,597	1,417	184,931
President, Treasurer and	2009	115,000	—	—	1,082	116,082
Chief Financial Officer
Corey D. Caster	2010	100,000	—	—	184,879	284,879
Vice President, Mortgage	2009	100,000	—	—	130,007	230,007
Division, CFBank
Mark S. Allio(4)	2010	116,249	—	—	12,297	128,546
Former Chairman of the Board	2009	225,000	—	—	29,044	254,044
and Chief Executive Officer

(1)	The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of awards granted during the year related to non-option stock awards, computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions we used to calculate the value of non-option stock awards, see Note 15 to our consolidated financial statements on pages 62-63 of our annual report on Form 10-K for the year ended December 31, 2010.

(2)	The amount included in the “Option Awards” column represents the aggregate grant date fair value of awards granted during the year related to stock options, computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions we used to calculate the value of option awards, see Note 15 to our consolidated financial statements on pages 62-63 of our annual report on Form 10-K for the year ended December 31, 2010.

(3)	The amounts shown in the “All Other Compensation” column are as follows:

For Ms. Mackus, $298 dividends on unvested non-option stock awards in 2009, and $2,348 and $2,042 employer 401(k) plan match in 2010 and 2009, respectively.

For Ms. Liutkus, $244 dividends on unvested non-option stock awards in 2009, and $1,417 and $838 employer 401(k) plan match in 2010 and 2009, respectively.

For Mr. Caster, $4,125 employer 401(k) plan match in 2010 and 2009, and $180,754 and $125,882 in commissions on sales of mortgage loans in 2010 and 2009, respectively.

For Mr. Allio, $892 dividends on unvested non-option stock awards in 2009, $2,089 and $3,652 employer 401(k) plan match in 2010 and 2009, respectively, and $10,208 and $24,500 in directors fees, including $3,958 and $9,500 in fees he received as Chairman of the Board in 2010 and 2009, respectively.

(4)	Compensation for Mr. Allio includes his salary and other compensation earned through May 20, 2010, at which time he resigned from his positions as Chairman of the Board and Chief Executive Officer of the Company and CFBank.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END.  The following table shows information regarding equity awards outstanding to our named executive officers as of December 31, 2010.

Outstanding Equity Awards at Fiscal Year-End for 2010

	Option Awards				Stock Awards
		Number of			Number of	Market
	Number of	Securities			Shares or	Value of
	Securities	Underlying			Units of	Shares or
	Underlying	Unexercised			Stock That	Units of
	Unexercised	Options (#)	Option	Option	Have Not	Stock That
	Options (#)	Unexercisable	Exercise	Expiration	Vested (#)	Have Not
Name	Exercisable	(1)	Price ($)	Date	(2)	Vested ($) (3)

Eloise L. Mackus	7,000		$12.70	7/7/13	16,334	$8,330
	7,500		12.60	4/15/14
	3,000		10.42	5/19/15
	1,750		7.35	2/15/17
	2,666	1,334	4.03	3/20/18
	7,000	3,000	3.29	10/16/18
		15,000	1.45	7/15/20
Therese A. Liutkus	7,000		13.76	3/18/14	16,084	8,203
	7,500		12.60	4/15/14
	3,000		10.42	5/19/15
	1,250		7.35	2/15/17
	2,166	1,084	4.03	3/20/18
	6,000	2,500	3.29	10/16/18
		15,000	1.45	7/15/20
Corey D. Caster	340	160	3.29	10/16/18	—	—

(1)	The unexercisable Option Awards as of December 31, 2010 have a vesting date or will vest as follows:

Date	Ms. Mackus	Ms. Liutkus	Mr. Caster

2/28/11	1,334	1,084	—
6/30/11	5,000	5,000	—
9/30/11	3,000	2,500	160
6/30/12	5,000	5,000	—
6/30/13	5,000	5,000	—

	19,334	18,584	160

(2)	The Stock Awards that have not vested as of December 31, 2010 have a vesting date or will vest as follows:

Date	Ms. Mackus	Ms. Liutkus	Mr. Caster

2/28/11	1,334	1,084	—
6/30/11	5,000	5,000	—
6/30/12	5,000	5,000	—
6/30/13	5,000	5,000	—

	16,334	16,084	—

(3)	Based on the $.51 closing price of our common stock as of December 31, 2010.

EQUITY COMPENSATION PLAN INFORMATION.  The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2010.

	Number of		Number of
	Securities to be		Securities
	Issued Upon	Weighted-Average	Remaining
	Exercise of	Exercise Price of	Available for Future
	Outstanding	Outstanding	Issuance under
	Options, Warrants	Options, Warrants	Equity Compensation
Plan Category	and Rights	and Rights	Plans

Equity compensation plans approved by stockholders	269,776	$6.04	1,105,162
Equity compensation plans not approved by stockholders	—	—	—

Total	269,776	$6.04	1,105,162

ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.  Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of all such reports of ownership furnished to the Company, or written representations that no forms were necessary, we believe there were no known failures to file a required report for the year ended December 31, 2010. There was one filing that was not made in a timely manner, for Mr. Ash, which related to the purchase of the Company’s stock. The late transaction was subsequently reported on Form 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.  CFBank policy and Federal regulations related to insured financial institutions require that any and all loans or extensions of credit made by CFBank to related persons of the Company or CFBank, including executive officers, directors or their immediate family members, (i) be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to CFBank, (ii) do not involve more than the normal risk of collectability and (iii) do not present any other unfavorable features. All outstanding loans or extensions of credit made by CFBank to such related persons comply with these regulations and policies. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of CFBank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. Total loans outstanding to such related persons totaled $1.8 million at December 31, 2010, were approved by a majority of disinterested members of the Board of Directors, and were performing in accordance with their terms at that date.

PROPOSAL 2 NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

ARRA requires that during the period in which any obligation arising from financial assistance provided to a recipient under TARP remains outstanding, any proxy statement for an annual meeting of stockholders of that TARP recipient at which directors are to be elected must provide the recipient’s stockholders with a so-called “say on pay.” This means that the recipient has to provide for a separate stockholder vote to approve the compensation of the recipient’s executives, as disclosed pursuant to the applicable compensation disclosure rules of the Securities and Exchange Commission. The Company, which has received funds under TARP, is complying with the “say on pay” requirement through the presentation of this Proposal 2.

The purpose of the Company’s compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhancement of stockholder value. Those policies and procedures also should strongly align the interests of our executives with the interests of our stockholders in building the long-term value of the Company. The Board of Directors and the Compensation and Management Development Committee believe that the Company’s compensation policies and procedures achieve these objectives and that our compensation levels, policies and procedures, as disclosed and discussed in this Proxy Statement, are reasonable. In addition, the Compensation and Management Development Committee, as required in connection with our participation in TARP, has certified to the Department of the Treasury and to the Office of Thrift Supervision, our primary federal regulator, that it has conducted a review of our senior executive inventive programs from a risk perspective and concluded they do not encourage unnecessary or excessive risk.

Accordingly, the Company presents the following advisory proposal for stockholder approval:

“Resolved, that the stockholders approve the compensation of the Company’s executive officers, as set forth in the compensation tables and any related disclosures or discussion in this Proxy Statement.”

Your vote on this proposal is advisory and is not binding on the Company or its Board of Directors. The Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation decisions.

Vote Necessary to Approve Proposal 2

The affirmative vote of the holders of a majority of the votes cast on the proposal is required for approval of this Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee, with the approval of the Board of Directors, has appointed Crowe Horwath LLP to be the Company’s independent registered public accounting firm for 2011, subject to ratification by stockholders. A representative of Crowe Horwath LLP is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

The Company’s Audit Committee must pre-approve all engagements of the independent registered public accounting firm by the Company and its subsidiaries, including CFBank, as required by the Audit Committee’s charter and the rules of the Securities and Exchange Commission. Prior to the beginning of each fiscal year, the Audit Committee approves an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management. In addition, the Audit Committee evaluates known potential engagements of the independent registered public accounting firm, including the scope of the proposed work to be performed and the proposed fees, and approves or rejects each service. Management may present additional services for approval at subsequent committee meetings. The Audit Committee has delegated to the Audit Committee Chairman the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved. If the Chairman so approves any such engagements, he reports that approval to the full Committee at the next Committee meeting.

Since the effective date of the Securities and Exchange Commission’s rules that strengthen independent registered public accounting firm independence, all audit, audit-related, tax and other services, if applicable, as provided by Crowe Horwath LLP, have been pre-approved in accordance with the Audit Committee’s policies and procedures.

If stockholders do not ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2011, the Audit Committee may replace them with another independent registered public accounting firm for the balance of the year or may continue to use Crowe Horwath LLP if the Audit Committee deems it to be in the best interest of the Company under the circumstances.

Vote Necessary to Approve Proposal 3

The affirmative vote of the holders of a majority of votes cast on the proposal is required for approval of this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.

The following table sets forth the fees billed to the Company for 2010 and 2009 by Crowe Horwath LLP:

	2010	2009

Audit fees	$104,100	$106,300
Audit-related fees (1)	—	1,400
Tax fees	—	—
All other fees (2)	2,423	3,467

Total	$106,523	$111,167

(1)	Includes fees related to the filing of Form S-8 for the Company’s equity compensation plans in 2009.

(2)	Includes fees related to the Company’s subscription to accounting research products.

STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table provides information as of March 15, 2011 about the persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and
	Nature of	Percent of
	Beneficial	Common Stock
Name and Address of Beneficial Owner	Ownership	Outstanding

Uni Capital LP(1)	409,784	9.93%
Uni Capital GP LLC
Reid S. Buerger
7111 Valley Green Road
Fort Washington, PA 19304

MacNealy Hoover Investment Management, Inc.(2)	366,701	8.88%
Harry C.C. MacNealy
200 Market Avenue North, Suite 200
Canton, OH 44702

Wellington Management Company, LLP(3)	333,088	8.07%
75 State Street
Boston, MA 02109

United States Department of the Treasury(4)	336,568	7.54%
1500 Pennsylvania Avenue NW
Washington, DC 20220

(1)	Based on information contained in a statement on Schedule 13D/A dated March 25, 2010 and filed March 25, 2010, this group has sole voting power and sole investment power over 409,784 shares of the outstanding common stock of the Company.

(2)	Based in information contained in a statement on Schedule 13D dated December 15, 2009 and filed December 17, 2009, MacNealy Hoover Investment Management, Inc. has shared voting power and shared investment power over 366,701 shares of the outstanding common stock of the Company.

3)	Based on information contained in a statement on Schedule 13G/A dated December 31, 2007 and filed February 14, 2008, Wellington Management Company, LLP has shared voting power over 251,388 shares of the outstanding common stock of the Company and shared investment power over 333,088 shares of the outstanding common stock of the Company.

(4)	Represents the warrant for 336,568 shares of common stock of the Company acquired by Treasury in connection with its purchase of shares of preferred stock of the Company in TARP. The Treasury may exercise the warrant and may sell the warrant or the underlying warrant shares anytime before December 15, 2018. Treasury has agreed not to vote the warrant shares, but that agreement would not apply to any subsequent holder.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information as of March 15, 2011 with respect to the number of shares of Company common stock considered to be owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature of Beneficial Ownership
	Shares	Percent

Jerry F. Whitmer, Chairman of the Board, Director (1)	12,400	0.3%
Jeffrey W. Aldrich, Director (1)(2)	29,996	0.7%
Thomas P. Ash, Director (1)(3)	30,878	0.7%
William R. Downing, Director (1)(4)	38,592	0.9%
Gerry W. Grace, Director (1)(5)	51,707	1.3%
Eloise L. Mackus, Chief Executive Officer, General Counsel and Corporate Secretary (6)	66,500	1.6%
Therese A. Liutkus, President, Treasurer and Chief Financial Officer (7)	55,000	1.3%
Corey D. Caster, Vice President, Mortgage Division, CFBank (8)	2,640	0.1%
All directors and executive officers as a group (9 persons) (9)	302,163	7.2%

(1)	Includes 4,400 shares which may be acquired by exercising stock options within 60 days.

(2)	Includes 23,322 shares owned by Jean Aldrich, Mr. Aldrich’s spouse.

(3)	Includes 20,000 shares that Mr. Ash has pledged as security.

(4)	Includes 16,192 shares owned by R.H. Downing, Inc., which is 100% owned by Mr. Downing, and 10,000 shares owned by Mary Downing Trust, of which Mr. Downing is trustee.

(5)	Includes 2,790 shares owned by Janet Grace, Mr. Grace’s spouse.

(6)	Includes 15,000 shares awarded to Ms. Mackus pursuant to the Company’s equity compensation plans which have not yet vested, but as to which she may provide voting recommendations. Includes 30,250 shares which may be acquired by exercising stock options within 60 days.

(7)	Includes 15,000 shares awarded to Ms. Liutkus pursuant to the Company’s equity compensation plans which have not yet vested, but as to which she may provide voting recommendations. Includes 28,000 shares which may be acquired by exercising stock options within 60 days.

(8)	Includes 340 shares which may be acquired by exercising stock options within 60 days.

(9)	Includes 30,000 shares awarded to all directors and executive officers as a group pursuant to the Company’s equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 91,540 shares which may be acquired by exercising stock options within 60 days.

MISCELLANEOUS
The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock. Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone and will not receive additional compensation for these activities.

STOCKHOLDER PROPOSALS
If a stockholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2012 annual meeting of stockholders, the proposal must conform to the requirements of the Securities Exchange Act of 1934 Rule 14a-8 and other applicable proxy rules and interpretations of the Securities and Exchange Commission concerning the submission and content of proposals and must be received by the Company, at 2923 Smith Road, Fairlawn, Ohio 44333, prior to the close of business on December 21, 2011.

The Company’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting of stockholders. For business to be properly brought before an annual meeting by a stockholder the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 90 days prior to the date of the annual meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder’s notice to the Corporate Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (iii) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder; and (iv) any material interest of such stockholder in such business.

Assuming that the 2012 annual meeting of stockholders is held on the third Thursday of May 2012 as has been the Company’s recent practice, and that such date is announced at least 100 days in advance, a stockholder’s proposal for that meeting must be received by the Company at 2923 Smith Road, Fairlawn, Ohio 44333, not later than the close of business on February 8, 2012, in order to be considered timely. If any such proposal is received after such date, it will be considered untimely, and the persons named in the proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to that proposal.

Stockholder nominations for director are discussed above under the caption CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.

A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2010, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CENTRAL FEDERAL CORPORATION, 2923 SMITH ROAD, FAIRLAWN, OHIO 44333.

BY ORDER OF THE BOARD OF DIRECTORS

Eloise L. Mackus
Chief Executive Officer, General Counsel and
Corporate Secretary

Fairlawn, Ohio
April 19, 2011

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Unless we have received contrary instructions, we send a single copy of the annual report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at those households and helps reduce our expenses.

If you would like to receive your own set of the annual report, proxy statement and notice of annual or special meetings this year or in future years, follow the instructions described below:

If your shares are registered in your own name, please contact our transfer agent, Registrar & Transfer Company, and inform them of your request to revoke householding by calling them at 1.800.368.5948 or writing to them at Registrar & Transfer Company, 10 Commerce Drive, Cranford, NJ 07016. Within 30 days of your revocation, we will send to you individual documents.

If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

If two or more stockholders residing in the same household individually receive copies of the annual report, proxy statement and notice of annual or special meeting and as a household wish to receive only one copy, you may contact our transfer agent at the address and telephone number listed in the preceding paragraph in the case of registered holders, or your bank, broker or other nominee directly if such bank, broker or other nominee holds your shares, and request that householding commence as soon as practicable.

CENTRAL FEDERAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
MAY 19, 2011
10:00 A.M. LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints the Board of Directors of Central Federal Corporation, with full power of substitution, as proxies for the undersigned, and to vote all shares of common stock of Central Federal Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Fairlawn Country Club located at 200 North Wheaton Road, Fairlawn, Ohio on Thursday, May 19, 2011 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof as follows:
(1)	The election as directors of all nominees listed (except as marked to the contrary below).
William R. Downing
Gerry W. Grace

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)	Approval of the following advisory (non-binding) proposal: “Resolved, that the stockholders approve the compensation of the Company’s executive officers, as set forth in the compensation tables and any related disclosures or discussion in this Proxy Statement.”

FOR	AGAINST	ABSTAIN

(3)	Ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the Company for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED
PROPOSALS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 19, 2011 and the 2010 Annual Report to Stockholders. The undersigned hereby revokes any proxies submitted previously.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
Dated:

SIGNATURE OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE